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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated August 7, 1998 appearing on page 9 of Aastrom Biosciences, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1998. We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ PRICEWATERHOUSECOOPERS LLP
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PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
June 18, 1998